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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D. C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


                Date of Report (Date of earliest event reported)
                                  June 5, 2002


                              MOLDFLOW CORPORATION
               --------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)


              Delaware                     000-30027            04-3406763
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    (State or Other Jurisdiction          (Commission        (I.R.S. Employer
          of Incorporation)               File Number)      Identification No.)


430 Boston Post Road, Wayland, MA                                   01778
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(Address of Principal Executive Offices)                         (Zip Code)


       Registrant's telephone number, including area code (508) 358-5848
                                                          --------------


                                  NOT APPLICABLE
-------------------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)


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Item 5.  Other Events.

On June 5, 2002, Moldflow Corporation announced the promotion of Roland Thomas to the offices of President and Chief Executive Officer. At the same time, the Company announced that Marc Dulude, former President and Chief Executive Officer, would remain in the role of Chairman of the Board of Directors.


Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

         (c)  Exhibits.

          Exhibit 99.1 - Press Release dated June 5, 2002


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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                 MOLDFLOW CORPORATION



Date:  June 11, 2002             By: /s/ SUZANNE E. ROGERS
                                     ------------------------------------------
                                     Name:  Suzanne E. Rogers
                                     Title:  Vice President and Chief Financial
                                             Officer


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                                  EXHIBIT INDEX

EXHIBIT NO.       DESCRIPTION
-----------       -----------

Exhibit 99.1      Press Release dated June 5, 2002